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                                                                    EXHIBIT 99.1


Financial Contact:         BancorpSouth, L. Nash Allen, 662-680-2330
Media Contact:             BancorpSouth: Harry Baxter, 662-680-2410
                           Randy Burchfield, 662-680-2216
Online:                    www.bancorpsouth.com


FOR RELEASE AT 10:30 A.M., THURSDAY, AUGUST 31, 2000


                    BANCORPSOUTH AND FIRST UNITED BANCSHARES
                                 COMPLETE MERGER

TUPELO, Miss. - August 31, 2000 - BancorpSouth Inc. (NYSE: BXS) and First United Bancshares Inc. (NASDAQ: UNTD) have consummated the merger of First United Bancshares into BancorpSouth effective at the end of August 31, 2000, forming a six-state, $9.0 billion financial services company.

BancorpSouth Chairman and CEO Aubrey B. Patterson said, "This is one of the most exciting times in the history of our company. We are now uniquely positioned to provide exceptionally high quality financial services while continuing to maintain close customer relationships. These personal relationships have been, and will continue to be, the hallmark of BancorpSouth."

James V. Kelley, Chairman and CEO of First United Bancshares, immediately assumes his new role as President and Chief Operating Officer of BancorpSouth. Mr. Kelley said, "First United's staff is excited to be a significant part of the new combined company. During this very smooth transition, our staffs have learned to respect and appreciate each other. Moving forward together, we are well positioned to maintain and, in fact, grow our share of the markets we serve."

The merger is being accounted for as a pooling of interests. First United stockholders receive 1.125 shares of BancorpSouth common stock in exchange for each share of First United stock. The total transaction value is approximately $416 million based on the August 30, 2000 closing price of BancorpSouth stock.

The new combined company will operate as BancorpSouth. Headquartered in Tupelo, Miss., BancorpSouth will operate 234 banking and mortgage locations in Alabama, Arkansas, Louisiana, Mississippi, Tennessee and Texas with a staff of approximately 3,500. The merger makes BancorpSouth the largest Mississippi-based banking company in terms of total assets.

BancorpSouth provides, in addition to traditional banking services, home mortgage lending, credit cards, trust and fiduciary services, investment services through its subsidiary, BancorpSouth Investment Services Inc. and insurance services through BancorpSouth Insurance Services. BancorpSouth's common stock is traded on the New York Stock Exchange under the symbol BXS.



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FORWARD-LOOKING STATEMENTS

CERTAIN STATEMENTS CONTAINED IN THIS NEWS RELEASE MAY NOT BE BASED ON HISTORICAL FACTS AND ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THESE FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THEIR REFERENCE TO A FUTURE PERIOD OR PERIODS OR BY THE USE OF FORWARD-LOOKING TERMINOLOGY, SUCH AS "ANTICIPATE," "BELIEVE," "ESTIMATE," "EXPECT," "MAY," "MIGHT," "WILL," "WOULD," OR "INTEND." THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, THOSE RELATING TO BANCORPSOUTH'S SERVICES, CUSTOMER RELATIONSHIPS AND GROWTH.

WE CAUTION YOU NOT TO PLACE UNDUE RELIANCE ON THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE IN THAT ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INDICATED IN SUCH FORWARD-LOOKING STATEMENTS, DUE TO A VARIETY OF FACTORS. THOSE FACTORS INCLUDE, BUT ARE NOT LIMITED TO INABILITY TO SUCCESSFULLY INTEGRATE THE COMPANIES, MATERIALLY ADVERSE CHANGES IN BANCORPSOUTH'S FINANCIAL CONDITION, CHANGES IN ECONOMIC CONDITIONS AND GOVERNMENT FISCAL AND MONETARY POLICIES, FLUCTUATIONS IN PREVAILING INTEREST RATES, THE ABILITY OF BANCORPSOUTH TO COMPETE WITH OTHER FINANCIAL SERVICES COMPANIES, CHANGES IN BANCORPSOUTH'S OPERATING OR EXPANSION STRATEGY, GEOGRAPHIC CONCENTRATION OF BANCORPSOUTH'S ASSETS, THE ABILITY OF BANCORPSOUTH TO ATTRACT, TRAIN, AND RETAIN QUALIFIED PERSONNEL, THE ABILITY OF BANCORPSOUTH TO EFFECTIVELY MARKET ITS SERVICES AND PRODUCTS, BANCORPSOUTH'S DEPENDENCE ON EXISTING SOURCES OF FUNDING, AND OTHER FACTORS DESCRIBED FROM TIME TO TIME IN BANCORPSOUTH'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES THAT OCCUR AFTER THE DATE ON WHICH SUCH STATEMENTS WERE MADE.